N
EWS
R
ELEASE
EVEREST RE GROUP,

LTD.
Seon Place, 141 Front Street, 4
th

Floor, Hamilton HM 19, Bermuda
Contacts
Media: Dawn Lauer

Investors: Jon Levenson
Chief Communications Officer

Head of Investor Relations
Everest Global Services, Inc.

Everest Global Services, Inc.
908.300.7670

908.604.3169

Everest Re Group Reports Fourth Quarter and Full Year

2021 Results
25% Growth in Gross Written Premium

and a 91.9% Combined Ratio for the Quarter
$431 Million of Net Income for the Quarter and a 14.7% Total

Shareholder Return for the Year
HAMILTON,

Bermuda --

(BUSINESS WIRE)

– February

9, 2022

– Everest Re Group, Ltd. (“Everest” or
the “Group”)

today reported its fourth quarter and full year 2021 results.
Fourth Quarter 2021 Highlights
●
Year

over

year

gross

written

premium

(“GWP”)

growth

of

25%

for

the

Group,

26%

for
Reinsurance and 21% for Insurance
● Combined ratio of 91.9% for the Group, 91.5% for Reinsurance and 92.8% for Insurance
●
Attritional combined ratios of 87.4% for the Group,

86.4% for the Reinsurance segment and 90.4%
for Insurance
●
Pre-tax

underwriting

income

of

$228

million

including

pre-tax

catastrophe

losses

net

of
reinsurance and reinstatement premiums of $125 million
●
Pre-tax

net

investment

income

of

$205

million,

well

balanced

between

fixed

income

and

limited
partnership returns
●
$1.0 billion in 31-year, 3.125% coupon senior notes issued on October 4,

2021

Full Year

2021 Highlights
● Net income of $1.380 billion representing a total shareholder return of 14.7%
●
Pre-tax net

investment income

of $1.165

billion, well

balanced between

fixed income

and limited
partnership returns
●
Pre-tax

underwriting

income

of

$224

million

inclusive

of

pre-tax

catastrophe

losses

net

of
reinsurance and reinstatement premiums of $1.065 billion
●
$13.0 billion in total 2021 GWP.

$9 billion reinsurance and $4 billion insurance

●
Year

over

year

gross

written

premium

(“GWP”)

growth

of

25%

for

the

Group,

25%

for
Reinsurance, and 24% for Insurance
●
Attritional combined ratios of 87.6% for the Group,

86.3% for the Reinsurance segment and 91.2%
for Insurance.
● Operating cash flow of $3.8 billion
●
Common

share

repurchases

of

$25

million

during

the

quarter

and

$225

million

for

the

full

year
2021
Everest Re Group President & CEO Juan C. Andrade commented on the Company’s results:
“2021 was a pivotal year of continued profitable growth and momentum for Everest. We finished the year
with a strong quarter and achieved record growth in both our underwriting businesses, drove expanding margins, solid underwriting profitability in an elevated natural catastrophe year,

and generated exceptional
investment income. These results led to $1.4 billion in net income for the year,

and a milestone 14.7% total
shareholder return. 2021 demonstrated the strong earnings power of our diversified franchises to create value for our shareholders.

With a more profitable book of business coming out of a well-executed
January 1 reinsurance renewal season, an expanding global value proposition, a strong balance sheet, and exceptional talent, we enter 2022 well-positioned to deliver on our long-term strategic objectives.”
Summary of Fourth Quarter 2021 Net Income and Other Items

●
Net income of $431

million, equal to $10.94

per diluted share vs.

net income of $64

million, equal
to $1.59 per diluted share in the fourth quarter 2020
●
Net operating income $359 million, equal to $9.12 per diluted share vs. net operating income (loss)
of $(44) million, equal to $(1.12) per share in the fourth quarter 2020
●
Underwriting

gain of

$228 million

including $125

million of

catastrophe

losses net

of recoveries
and

reinstatement

premiums.

Catastrophe

events

comprised

of

Canadian

drought

losses

of

$80
million and

quad-state tornado losses of $45 million.
●
GAAP combined

ratio of

91.9% which

includes 4.5

points

of catastrophe

losses vs.

2.9 points

of
catastrophe losses in the same period during 2020
● No change to Covid-19 Pandemic (“Pandemic”) ultimate loss provision of $511 million
●
Operating cashflow for the quarter of $1.04 billion vs $683 million in the same period during 2020.

The following table summarizes the Company’s net income and related financial metrics.
Net income and operating income Q4
Year

to Date
Q4
Year

to Date
All values in USD millions except for per share 2021 2021 2020 2020
Everest Re Group
Net income 430.7 1,379.1 63.6 514.1
Net operating income (loss) 359.2 1,153.9 (44.2) 300.1
Net income per diluted common share 10.94 34.62 1.59 12.78
Net operating income per diluted common share 9.12 28.97 (1.12) 7.46
Net income annualized return on average equity 17.7% 14.6% 2.8% 5.8%
Net operating income annualized return on average equity 14.8% 12.2% -2.0% 3.4%
Period end equity and book value

Q4 2021

Year

to Date
Shareholders' equity 10,139.2
Book value per share 258.21
Change in BVPS adjusted for dividends 8.7%
Total Shareholder Return ("TSR") - Annualized 14.7%
Notes
1/ Refer to the reconciliation of net income to net operating income found on page 8 of this press release

The following information summarizes the Company’s underwriting results, on a consolidated basis and by segment – Reinsurance and Insurance, with selected commentary on results by segment.
Underwriting information - Everest Re Group Q4 Year to Date Q4 Year to Date
Year on Year

Change
All values in USD millions except for percentages 2021 2021 2020 2020 Q4 Year to Date
Gross written premium 3,430.6 13,049.8 2,750.5 10,482.4 24.7% 24.5%
Net written premium 3,056.4 11,445.5 2,449.3 9,117.0 24.8% 25.5%
Loss ratio 64.9% 71.0% 82.5% 75.5%

(17.6) pts

(4.5) pts
Commission and brokerage ratio 21.3% 21.2% 21.4% 21.6%

(0.1) pts

(0.4) pts
Other underwriting expenses 5.7% 5.6% 5.2% 5.8%

0.5 pts

(0.2) pts
Combined ratio 91.9% 97.8% 109.1% 102.9%

(17.2) pts

(5.1) pts
Attritional combined ratio 87.4% 87.6% 86.3% 87.5%

1.1 pts

0.1 pts
Pre-tax net catastrophe losses 125.0 1,065.0 70.0 415.0
Pre-tax net covid losses - - 76.1 511.1
Pre-tax net prior year reserve development (3.0) (9.1) 400.0 401.4
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums
Reinsurance Segment – Quarterly Highlights
●
Reinsurance

achieved

excellent

growth

in

the

quarter,

up

26%

year

over

year

to

$2.4

billion.

The
growth

was

driven

by

continued

partnership

with

our

core

clients

and

Everest’s

position

as

a
preferred

reinsurer,

accelerated

by

strong

underlying

rate

movement.

Our

international

operations,
notably Europe, lead the growth

this quarter as we saw

increased demand for casualty and

multi-line
quota share treaties in those territories.
● The attritional combined ratio for the quarter of 86.4% reflects the continued strong performance of our portfolio, the successful execution of our strategy to participate in growth and margin improvement in the casualty market, and our continued expense discipline
● Canada suffered a widespread drought causing one of the largest P&C losses in Canadian history, nearly $6B USD, resulting in an $80 million net catastrophe impact to our reinsurance segment results.

Everest is a leading reinsurer in Canada, and we have profitably underwritten the Canadian crop market for years. We view

this as an attractive long-term business.

Underwriting information - Reinsurance segment
Q4
Year to Date
Q4
Year to Date
Year on Year

Change
All values in USD millions except for percentages
2021 2021 2020 2020 Q4
Year to Date
Gross written premium 2,371.7 9,067.3 1,878.6 7,281.7 26.2% 24.5%
Net written premium 2,269.8 8,535.6 1,793.5 6,767.6 26.6% 26.1%
Loss ratio 64.8% 71.6% 86.9% 76.3%

(22.1) pts

(4.7) pts
Commission and brokerage ratio 24.1% 23.9% 23.3% 24.0%

0.8 pts

(0.1) pts
Other underwriting expenses 2.6% 2.6% 2.2% 2.7%

0.4 pts

(0.1) pts
Combined ratio 91.5% 98.1% 112.4% 103.0%

(20.9) pts

(4.9) pts
Attritional combined ratio 86.4% 86.3% 83.9% 85.2%

2.5 pts

1.1 pts
Pre-tax net catastrophe losses 110.0 912.5 60.0 347.0
Pre-tax net covid losses - - 56.1 407.1
Pre-tax net prior year reserve development (3.0) (7.9) 400.0 396.9
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums
Insurance Segment – Quarterly Highlights
● Everest Insurance delivered strong growth during the fourth quarter of 2021, with the third consecutive quarter of gross written premium above $1.0 billion. This growth was driven primarily by strong new business generation, notably in casualty and professional liability lines. Exposure growth from the economic recovery and continued double digit rate increases also contributed meaningfully to growth in the quarter.
● Underwriting margins improved year over year with a combined ratio of 92.8% and an attritional combined ratio of 90.4% (the lowest achieved to date). The loss ratio, commission ratio and expense ratio all improved year over year, reflecting disciplined execution and intentional portfolio management

●
Insurance

segment

catastrophe

losses

totaled

$15

million

net

of

recoveries

and

reinstatement
premiums for the quarter, all from the quad-state tornados.

Underwriting information - Insurance segment
Q4 Year to Date Q4 Year to Date
Year on Year

Cgange
All values in USD millions except for percentages 2021 2021 2020 2020 Q4 Year to Date
Gross written premium 1,058.9 3,982.5 871.9 3,200.6 21.4% 24.4%
Net written premium 786.6 2,909.9 655.8 2,349.4 19.9% 23.9%
Loss ratio 65.1% 69.3% 68.9% 73.0%

(3.8) pts

(3.7) pts
Commission and brokerage ratio 13.4% 13.4% 15.6% 14.5%

(2.2) pts

(1.1) pts
Other underwriting expenses 14.4% 14.5% 14.5% 15.1%

(0.1) pts

(0.6) pts
Combined ratio 92.8% 97.1% 99.0% 102.6%

(6.1) pts

(5.4) pts
Attritional combined ratio 90.4% 91.2% 93.8% 94.2%

(3.4) pts

(3.0) pts
Pre-tax net catastrophe losses 15.0 152.5 10.0 68.0
Pre-tax net covid losses - - 20.0 104.0
Pre-tax net prior year reserve development - (1.2) - 4.6
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums
Investments and Shareholders’ Equity
●
Total

invested assets and cash of $29.7 billion

at December 31, 2021 reflecting 16.5% growth versus
the year end 2020 value of $25.5 billion
● Shareholders’ equity of $10.1 billion at December 31, 2021 vs. $9.7 billion at year end 2020
● Book value per diluted share of $258.21 at December 31, 2021 vs. $243.25 at year end 2020
●
Book

value

per

diluted

share

excluding

unrealized

gains

(losses)

on

fixed

income

investments

of
$252.12 at December 31, 2021 vs. $225.15 at year end 2020
●
Common

share

dividends declared

and paid

in

the quarter

of $1.55

per share

equal to

$61

million,
and $6.20 for the year equal to $247 million
●
Common

share

repurchases

of

$25

million

during

the

quarter,

representing

96,702

shares

at

an
average

price

of

$259.28

per

share.

For

the

full

year

2021,

common

share

repurchases

of

$225
million representing 887,622 shares at an average price of $253.64.

Equity and Book Value per Share Q4
Year

to Date
Q4
Year

to Date
All values in USD millions except for per share amounts 2021 2021
2020 2020
Beginning shareholders' equity 9,978.6 9,726.2
9,591.3 9,132.9
Net income 430.7 1,379.1
63.6 514.2
Change-

unrealized gains (losses) - Fixed inc. investments
(176.8) (484.8)
71.2 419.7
Dividends to shareholders (61.0) (246.7)
(61.9) (249.1)
Purchase of treasury shares (25.1) (225.1)
-
(200.0)
Other (7.2) (9.5)
62.0 108.5
Ending shareholders' equity 10,139.2 10,139.2
9,726.2 9,726.2
Common shares outstanding
39.27 39.98
Book value per common share outstanding
258.21 243.25
Less: Unrealized on fixed inc. investments ("URAD")
6.09 18.10
Book value excl. URAD per common share outstanding
252.12 225.15
Common share dividends paid - last 12 months
6.20 6.20
This

news

release

contains

forward-looking

statements

within

the

meaning

of

the

U.S.

federal

securities
laws. We

intend these

forward-looking

statements to

be covered

by the

safe harbor

provisions

for forward-
looking statements in the

U.S. Federal securities laws.

These statements involve risks

and uncertainties that
could cause

actual results

to differ

materially from

those contained

in forward-looking

statements made

on
behalf of the Company. These risks and uncertainties include the impact of general economic conditions and conditions

affecting

the

insurance

and

reinsurance

industry,

the

adequacy

of

our

reserves,

our

ability

to
assess underwriting

risk, trends

in rates

for property

and casualty

insurance and

reinsurance,

competition,
investment

market

and

investment

income

fluctuations,

trends

in

insured

and

paid

losses,

catastrophes,
pandemic,

regulatory

and

legal

uncertainties

and

other

factors

described

in

our

latest

Annual

Report

on
Form

10-K.

The

Company

undertakes

no

obligation

to

publicly

update

or

revise

any

forward-looking
statements, whether as a result of new information, future events or otherwise.
About Everest Re Group, Ltd.
Everest Re Group, Ltd.

(“Everest”) is a leading

global provider of reinsurance

and insurance, operating for
close

to

50

years

through

subsidiaries

in

the

U.S.,

Europe,

Singapore,

Canada,

Bermuda,

and

other
territories.
Everest offers

property,

casualty,

and specialty

products through

its various

operating affiliates

located in
key markets around the world.
Everest common stock (NYSE:RE) is a component of the S&P 500 index.

Additional

information

about

Everest,

our

people,

and

our

products

can

be

found

on

our

website

at
www.everestre.com . All issuing companies may not do business in all jurisdictions.
A conference call discussing

the fourth quarter results will be held at 8:00 a.m. Eastern Time on February 10,
2022.

The call

will be

available

on the

Internet

through

the Company’s

web site

at everestre.com/investors.
Recipients are encouraged

to visit the Company’s

web site to view

supplemental

financial information

on the
Company’s

results.

The

supplemental

information

is

located

at
www.everestre.com

in

the
“Investors/Financials/Quarterly

Results” section of the

website.

The supplemental financial information

may
also be

obtained

by contacting

the Company

directly.
_______________________________________________
The Company

generally uses

after-tax operating

income (loss),

a non-GAAP

financial measure,

to evaluate
its

performance.

After-tax

operating

income

(loss)

consists

of

net

income

(loss)

excluding

after-tax

net
realized

capital

gains

(losses)

and

after-tax

net

foreign

exchange

income

(expense)

as

the

following
reconciliation displays:
Three Months Ended December 31, Twelve Months Ended December 31,
(Dollars in thousands, except per share amounts)
2021 2020 2021 2020
(unaudited) (unaudited)
Per Diluted Per Diluted Per Diluted Per Diluted
Amount Share Amount Share Amount Share Amount Share
Net income (loss) $430,707 $10.94 $63,601 $1.59 $1,379,083 $34.62 $514,151 $12.78
After-tax net realized capital gains (losses) $90,306 $2.29 $149,950 $3.74 $201,503 $5.06 $217,017 $5.39
After-tax net foreign exchange income (expense) ($18,819) ($0.48) ($42,165) ($1.05) $23,707 $0.60 ($2,932) ($0.07)
After-tax operating income (loss) $359,220 $9.12 ($44,184) ($1.12) $1,153,873 $28.97 $300,066 $7.46
(Some amounts may not reconcile due to rounding.)
Although net

realized capital

gains (losses)

and net

foreign exchange

income (expense)

are an

integral part
of the

Company’s

insurance operations,

the determination

of net

realized capital

gains (losses)

and foreign
exchange

income (expense)

is independent

of the

insurance underwriting

process.

The Company

believes
that

the

level

of

net

realized

capital

gains

(losses)

and

net

foreign

exchange

income

(expense)

for

any
particular

period

is

not

indicative

of

the

performance

of

the

underlying

business

in

that

particular

period.

Providing only

a GAAP

presentation of

net income

(loss) makes

it more

difficult

for users

of the

financial
information to

evaluate the

Company’s

success or

failure in

its basic

business and

may lead

to incorrect

or
misleading assumptions and conclusions.

The Company understands that the equity analysts who follow the
Company focus

on after-tax

operating income

(loss) in

their analyses

for the

reasons discussed

above.

The
Company

provides after-tax

operating income (loss)

to investors so

that they have

what management believes

to be a
useful supplement to GAAP information concerning the Company’s performance.

--Financial

Details

Follow--

EVEREST RE GROUP,

LTD.
CONSOLIDATED

STATEMENTS

OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
Three Months Ended

Twelve Months Ended

December 31, December 31,
(Dollars in thousands, except per share amounts) 2021 2020 2021 2020
(unaudited) (unaudited)
REVENUES:
Premiums earned

$2,803,801 $2,396,483 $10,406,441 $8,681,513
Net investment income 204,625 222,349 1,164,892 642,465
Net realized capital gains (losses):
Credit allowances on fixed maturity securities 2,242 17,896 (27,992) (1,745)
Other net realized capital gains (losses) 116,912 165,490 285,935 269,394
Total net realized capital gains (losses) 119,154 183,386 257,943 267,649
Other income (expense) (7,203) (40,819) 36,987 6,487
Total revenues 3,120,377 2,761,399 11,866,263 9,598,114
CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses

$1,819,392 $1,976,771 $7,391,253 $6,550,837
Commission, brokerage, taxes and fees 597,671 513,080 2,208,766 1,873,250
Other underwriting expenses

158,422 125,372 582,647 511,237
Corporate expenses 21,464 11,934 67,827 41,118
Interest, fees and bond issue cost amortization expense 23,364 14,847 70,149 36,323
Total claims and expenses 2,620,313 2,642,004 10,320,642 9,012,765
INCOME (LOSS) BEFORE TAXES 500,064 119,395 1,545,621 585,349
Income tax expense (benefit) 69,357 55,794 166,538 71,198
NET INCOME (LOSS) $430,707 $63,601 $1,379,083 $514,151
Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period
(183,914) 87,375 (488,378) 423,210
Reclassification adjustment for realized losses (gains) included in net income (loss)
7,080 (16,165) 3,616 (3,476)
Total URA(D) on securities arising during

the period
(176,834) 71,210 (484,762) 419,734
Foreign currency translation adjustments (33,204) 55,937 (62,091) 86,327
Benefit plan actuarial net gain (loss) for the period 6,250 (5,615) 6,250 (5,615)
Reclassification adjustment for amortization of net (gain) loss included in net income (loss)
11,579 1,768 17,228 6,300
Total benefit plan net gain (loss) for the period 17,829 (3,847) 23,478 685
Total other comprehensive income (loss), net of tax (192,209) 123,300 (523,375) 506,746
COMPREHENSIVE INCOME (LOSS) $238,498 $186,901 $855,708 $1,020,897
EARNINGS PER COMMON SHARE:
Basic $10.95 $1.59 $34.66 $12.81
Diluted 10.94 1.59 34.62 12.78

EVEREST RE GROUP,

LTD.
CONSOLIDATED

BALANCE SHEETS
December 31,
December 31,
(Dollars and share amounts in thousands, except par value per share)
2021

2020

(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value

(amortized cost: 2021, $22,063,592; 2020, $19,225,067, credit allowances: 2021, ($29,738); 2020,
($1,745))
$22,308,272 $20,040,173
Equity securities, at fair value 1,825,908 1,472,236
Short-term investments (cost: 2021, $1,178,386; 2020, $1,135,088) 1,178,337 1,134,950
Other invested assets 2,919,965 2,012,581
Cash 1,440,861 801,651
Total investments and cash 29,673,343 25,461,591
Accrued investment income 149,105 141,304
Premiums receivable 3,293,598 2,680,562
Reinsurance recoverables 2,053,354 1,994,555
Funds held by reinsureds 868,601 716,655
Deferred acquisition costs 872,289 622,053
Prepaid reinsurance premiums 515,445 412,015
Income taxes 2,381 17,253
Other assets 757,167 665,515
TOTAL ASSETS $38,185,283 $32,711,503
LIABILITIES:
Reserve for losses and loss adjustment expenses 19,009,486 16,322,143
Future policy benefit reserve 35,669 37,723
Unearned premium reserve 4,609,634 3,501,359
Funds held under reinsurance treaties 18,391 15,807
Other net payable to reinsurers 449,723 294,347
Losses in course of payment 260,684 127,971
Senior notes 2,345,800 1,376,718
Long term notes 223,774 223,674
Borrowings from FHLB 519,000 310,000
Accrued interest on debt and borrowings 17,348 10,460
Unsettled securities payable 16,698 206,693
Other liabilities 539,896 558,432
Total liabilities 28,046,103 22,985,327
SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding - -
Common shares, par value: $0.01; 200,000 shares authorized; (2021) 69,790 and (2020) 69,620 outstanding before treasury shares 698 696
Additional paid-in capital 2,274,431 2,245,301
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of $26,781 at 2021 and $80,451 at 2020 11,523 534,899
Treasury shares, at cost; 30,524 shares (2021) and 29,636 shares (2020) (3,847,308) (3,622,172)
Retained earnings 11,699,836 10,567,452
Total shareholders' equity

10,139,180 9,726,176
TOTAL LIABILITIES AND SHAREHOLDERS'

EQUITY
$38,185,283 $32,711,503

EVEREST RE GROUP,

LTD.
CONSOLIDATED

STATEMENTS

OF CASH FLOWS

Twelve Months Ended

December 31,
(Dollars in thousands)
2021 2020
(unaudited)
CASH FLOWS FROM OPERATING

ACTIVITIES:
Net income (loss) $1,379,083 $514,151
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable (648,735) (387,123)
Decrease (increase) in funds held by reinsureds, net (151,028) (219,321)
Decrease (increase) in reinsurance recoverables (124,796) (150,753)
Decrease (increase) in income taxes 68,148 239,883
Decrease (increase) in prepaid reinsurance premiums (127,792) 55,334
Increase (decrease) in reserve for losses and loss adjustment expenses 2,805,064 2,631,016
Increase (decrease) in future policy benefit reserve (2,054) (4,869)
Increase (decrease) in unearned premiums 1,145,512 404,049
Increase (decrease) in other net payable to reinsurers 185,764 (24,163)
Increase (decrease) in losses in course of payment 133,700 74,759
Change in equity adjustments in limited partnerships (612,569) (103,772)
Distribution of limited partnership income 211,367 122,326
Change in other assets and liabilities, net (289,562) (99,171)
Non-cash compensation expense

43,406 39,209
Amortization of bond premium (accrual of bond discount) 75,777 49,673
Net realized capital (gains) losses

(257,943) (267,649)
Net cash provided by (used in) operating activities 3,833,342 2,873,579
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale, at market value 3,892,918 2,586,405
Proceeds from fixed maturities sold - available for sale, at market value 1,915,916 1,945,867
Proceeds from fixed maturities sold - available for sale, at fair value - 4,907
Proceeds from equity securities sold, at fair value 990,376 376,347
Distributions from other invested assets 257,233 309,912
Cost of fixed maturities acquired - available for sale, at market value (8,825,315) (7,189,301)
Cost of equity securities acquired, at fair value (1,097,886) (637,082)
Cost of other invested assets acquired (756,560) (557,473)
Net change in short-term investments (42,630) (717,527)
Net change in unsettled securities transactions (203,016) 194,574
Net cash provided by (used in) investing activities (3,868,964) (3,683,371)
CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period for share-based compensation, net of expense (14,275) (13,566)
Purchase of treasury shares (225,136) (200,020)
Dividends paid to shareholders (246,699) (249,056)
Proceeds from issuance of senior notes 968,357 979,417
Cost of debt repurchase - (10,647)
Net FHLB borrowings (repayments) 209,000 310,000
Cost of shares withheld on settlements of share-based compensation awards (17,054) (15,908)
Net cash provided by (used in) financing activities 674,193 800,220
EFFECT OF EXCHANGE RATE

CHANGES ON CASH
639 3,187
Net increase (decrease) in cash 639,210 (6,385)
Cash, beginning of period 801,651 808,036
Cash, end of period $1,440,861 $801,651
SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered) $98,030 $(169,748)
Interest paid

62,369 33,570